Exhibit 99.1

Series 2001-2 Monthly Certificateholders’ Statement for the month of November 2002

Monthly Certificateholder’s Statement
Saks Credit Card Master Trust
Series 2001-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the “Pooling and Servicing Agreement”), as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the “Supplement” and together with the Pooling and Servicing Agreement, the “Agreement”) each between Saks Credit Corporation (as successor to Proffitt’s Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt’s, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 2001-2 is set forth below:

Date of the Certificate	December 10, 2002
Monthly Period ending	November 30, 2002
Determination Date	December 10, 2002
Distribution Date	December 15, 2002

General
101	Amortization Period	No	101
102	Early Amortization Period	No	102
103	Class A Investor Amount paid in full	No	103
104	Class B Investor Amount paid in full	No	104
105	Collateral Interest Amount paid in full	No	105
106	Saks Incorporated is the Servicer	Yes	106

Investor Amount
		as of the end of the prior Monthly Period			as of the end of the relevant Monthly Period
107	Series 2001-2 Investor Amount	$450,000,000	107	(a)	$450,000,000	107	(b)
108	Class A Investor Amount	$333,000,000	108	(a)	$333,000,000	108	(b)
109	Class B Investor Amount	$36,000,000	109	(a)	$36,000,000	109	(b)
110	Class C Investor Amount	$65,250,000	110	(a)	$65,250,000	110	(b)
111	Class D Investor Amount	$15,750,000	111	(a)	$15,750,000	111	(b)
112	Series 2001-2 Adjusted Investor Amount	$450,000,000	112	(a)	$450,000,000	112	(b)
113	Class A Adjusted Investor Amount	$333,000,000	113	(a)	$333,000,000	113	(b)
114	Principal Account Balance with respect to Class A	$—	114	(a)	$—	114	(b)
115	Class B Adjusted Investor Amount	$36,000,000	115	(a)	$36,000,000	115	(b)
116	Principal Account Balance with respect to Class B	$—	116	(a)	$—	116	(b)
117	Class C Adjusted Investor Amount	$65,250,000	117	(a)	$65,250,000	117	(b)
118	Principal Account Balance with respect to Class C	$—	118	(a)	$—	118	(b)
119	Class D Investor Amount	$15,750,000	119	(a)	$15,750,000	119	(b)

					for the relevant Monthly Period
120	Series 2001-2 average Adjusted Investor Amount				$450,000,000	120
121	Class A average Adjusted Investor Amount				$333,000,000	121
122	Class B average Adjusted Investor Amount				$36,000,000	122
123	Class C average Adjusted Investor Amount				$65,250,000	123
124	Class D average Investor Amount				$15,750,000	124
125	Class A Certificate Rate				1.62125%	125
126	Class B Certificate Rate				2.03125%	126
127	Class C Certificate Rate				2.88125%	127

		for the relevant Monthly Period			as of the end of the relevant Monthly Period
128	Series 2001-2 Investor Percentage with respect to Finance Charge Receivables	38.68%	128	(a)	37.35%	128	(b)
129	Class A	28.62%	129	(a)	27.64%	129	(b)
130	Class B	3.09%	130	(a)	2.99%	130	(b)
131	Class C	5.61%	131	(a)	5.42%	131	(b)
132	Class D	1.35%	132	(a)	1.31%	132	(b)
133	Series 2001-2 Investor Percentage with respect to Principal Receivables	38.68%	133	(a)	37.35%	133	(b)
134	Class A	28.62%	134	(a)	27.64%	134	(b)
135	Class B	3.09%	135	(a)	2.99%	135	(b)
136	Class C	5.61%	136	(a)	5.42%	136	(b)
137	Class D	1.35%	137	(a)	1.31%	137	(b)
138	Series 2001-2 Investor Percentage with respect to Allocable Amounts	38.68%	138	(a)	37.35%	138	(b)
139	Class A	28.62%	139	(a)	27.64%	139	(b)
140	Class B	3.09%	140	(a)	2.99%	140	(b)
141	Class C	5.61%	141	(a)	5.42%	141	(b)
142	Class D	1.35%	142	(a)	1.31%	142	(b)

	Series 2001-2 Investor Distributions
143	The sum of the daily allocations of collections of Principal Receivables for the relevant Monthly Period	$—	143
144	Class A distribution of collections of Principal Receivables per $1,000 of original principal amount	$—	144
145	Class B distribution of collections of Principal Receivables per $1,000 of original principal amount	$—	145
146	Class C distribution of collections of Principal Receivables per $1,000 of original principal amount	$—	146
147	Class D distribution of collections of Principal Receivables per $1,000 of original principal amount	$—	147
147	Class A distribution attributable to interest per $1,000 of original principal amount	$1.40	147
148	Class B distribution attributable to interest per $1,000 of original principal amount	$1.75	148
149	Class C distribution attributable to interest per $1,000 of original principal amount	$2.48	149
150	Class D distribution attributable to interest per $1,000 of original principal amount	$—	150
151	Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of original principal amount	$1.67	151

	Collections Allocated to Series 2001-2
152	Series allocation of collections of Principal Receivables	$95,744,367	152
153	Class A	$70,850,831	153
154	Class B	$7,659,549	154
155	Class C	$13,882,933	155
156	Class D	$3,351,053	156

157	Series allocation of collections of Finance Charge Receivables	$8,362,358	157
158	Class A	$6,188,145	158
159	Class B	$668,989	159
160	Class C	$1,212,542	160
161	Class D	$292,683	161

	Available Funds
162	Class A Available Funds	$6,188,145	162
163	The amount to be withdrawn from the Reserve Account to be included in Class A Available funds	$—	163
164	Principal Investment Proceeds to be included in Class A Available Funds	$—	164
165	The amount of investment earnings on amounts held in the Reserve Account to be included in Class A Available funds	$—	165

166	Class B Available Funds	$668,989	166
167	The amount to be withdrawn from the Reserve Account to be included in Class B Available funds	$—	167
168	Principal Investment Proceeds to be included in Class B Available Funds	$—	168

169	Class C Available Funds	$1,212,542	169
170	The amount to be withdrawn from the Reserve Account to be included in Collateral Interest Available Funds	$—	170
171	Principal Investment Proceeds to be included in Collateral Interest Available Funds	$—	171

172	Class D Available Funds	$292,683	172

	Application of Collections
	Class A
172	Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date	$464,893	172
173	If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing fee for the related Distribution Date	$—	173
174	Class A Allocable Amount	$1,582,857	174
175	An amount to be included in the Excess Spread	$4,140,395	175

	Class B
176	Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date	$62,969	176
177	If Saks Incorporated is no longer the Servicer, an amount equal to Class B Servicing fee for the related Distribution Date	$—	177
178	An amount to be included in the Excess Spread	$606,020	178

	Class C
179	If Saks Incorporated is no longer the Servicer, an amount equal to Class C Servicing fee for the related Distribution Date	$—	179
180	An amount to be included in the Excess Spread	$1,212,542	180

	Class D
181	If Saks Incorporated is no longer the Servicer, an amount equal to Class D Servicing fee for the related Distribution Date	$—	181
182	An amount to be included in the Excess Spread	$292,683	182
181	Available Excess Spread	$6,251,639	181
182	Available Shared Excess Finance Charge Collections	$—	182
183	Total Cash Flow available for Series 2001-2 waterfall	$6,251,639	183
184	Fund any Class A Required Amount	$—	184
185	Class A Investor Charge Offs which have not been previously reimbursed	$—	185
186	Class B Required Amount to the extent attributable to line 176 and line 177	$—	186
187	Class B Allocable Amount	$171,120	187
188	Excess of the Required Reserve Account Amount over the amount held in the Reserve Account	$—	188
189	An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount	$—	189
190	Class C Monthly Interest for the related Distribution Date, plus the amount of any Class C Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date	$161,890	190
191	Servicing Fee due for the relevant Monthly Period and not paid above plus any amounts previously due but not distributed to the Servicer	$750,000	191
192	Class C Allocable Amount	$310,154	192
193	Class D Allocable Amount	$74,865	193
194	Any unreimbursed reductions of the Class C Investor Amount, if any, due to: (i) Class C Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the Class C Investor Amount to the Class A or Class B Investor Amount	$—	194
195	Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the Class D Investor Amount to the Class A or Class B or Class C Investor Amount	$—	195
196	Excess of the Required Spread Account Amount over the available Spread Account Amount	$—	196
197	The aggregate of any other amounts, if any, then due to the Collateral Interest	$—	197
198	Shared Excess Finance Charge Collections	$4,783,610	198

	Determination of Monthly Principal
199	Available Principal Collections held in the Collection Account	$95,744,367	199
200	Controlled Accumulation Amount for the Monthly Period	$—	200
201	Deficit Controlled Accumulation Amount	$—	201
202	Principal Collections deposited for the Monthly Period	$—	202
203	Class A Monthly Principal	$—	203
204	Class B Monthly Principal (only after payout of Class A or the accumulation of the Class A Investor Amount)	$—	204
205	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A Monthly Principal	$95,744,367	205
206	Controlled Deposit Amount less Class A Monthly Principal	$—	206
207	Class C Monthly Principal (only after payout of Class A and Class B or the accumulation of the Class A and Class B Investor Amount)	$—	207
208	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B Monthly Principal	$95,744,367	208
209	Controlled Deposit Amount less Class A and Class B Monthly Principal	$—	209

3

210	Class D Monthly Principal (only after payout of Class A and Class B or accumulation of the Class A and Class B Investor Amount)				$—	210
211	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B, and CTO Monthly Principal				$95,744,367	211
212	Controlled Deposit Amount less Class A, Class B, and Class C Monthly Principal				$—	212

Reallocated Principal Collections
213	Reallocated Principal Collections				$—	213
214	Class D Subordinated Principal Collections (to the extent needed to fund Required Amounts)				$—	214
215	Class C Subordinated Principal Collections (to the extent needed to fund Required Amounts)				$—	215
216	Class B Subordinated Principal Collections (to the extent needed to fund Required Amounts)				$—	216

Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
		%			Amount
217	Series 2001-2 Default Amount	38.68%	217	(a)	$2,138,996	217	(b)
218	Class A Investor Default Amount	28.62%	218	(a)	$1,582,857	218	(b)
219	Class B Investor Default Amount	3.09%	219	(a)	$171,120	219	(b)
220	Class C Investor Default Amount	5.61%	220	(a)	$310,154	220	(b)
221	Class D Investor Default Amount	1.35%	221	(a)	$74,865	221	(b)
222	Series 2001-2 Adjustment Amount				$—	222
223	Class A Adjustment Amount				$—	223
224	Class B Adjustment Amount				$—	224
225	Class C Adjustment Amount				$—	225
226	Class D Adjustment Amount				$—	226
227	Series 2001-2 Allocable Amount				$2,138,996	227
228	Class A Allocable Amount				$1,582,857	228
229	Class B Allocable Amount				$171,120	229
230	Class C Allocable Amount				$310,154	230
231	Class D Allocable Amount				$74,865	231

Required Amounts
231	Class A Required Amount				$—	231
232	Class A Monthly Interest for current Distribution Date				$464,893	232
233	Class A Monthly Interest previously due but not paid				$—	233
234	Class A Additional Interest for prior Monthly Period or previously due but not paid				$—	234
235	Class A Allocable Amount for current Distribution Date				$1,582,857	235
236	Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)				$—	236
237	Class B Required Amount				$—	237
238	Class B Monthly Interest for current Distribution Date				$62,969	238
239	Class B Monthly Interest previously due but not paid				$—	239
240	Class B Additional Interest for prior Monthly Period or previously due but not paid				$—	240
241	Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)				$—	241
242	Excess of Class B Allocable Amount over funds available to make payments				$—	242
243	Class C Required Amount				$—	243
244	Class C Monthly Interest for current Distribution Date				$161,890	244
245	Class C Monthly Interest previously due but not paid				$—	245
246	Class C Additional Interest for prior Monthly Period or previously due but not paid				$—	246
247	Class C Servicing Fee (if Saks Incorporated is no longer the Servicer)				$—	247
248	Excess of Class C Allocable Amount over funds available to make payments				$—	248

Reduction of Investor Amounts

	Class A
249	Class A Investor Amount reduction				$—	249
250	Class A Investor Charge Off				$—	250

	Class B
251	Class B Investor Amount reduction				$—	251
252	Class B Investor Charge Off				$—	252
253	Reductions of the Class B Investor Amount due to Class A Allocable Amount				$—	253
254	Reallocated Principal Collections applied to Class A				$—	254

	Class C
255	Class C Investor Amount reduction	$—	255
256	Class C Investor Charge Off	$—	256
257	Reductions of the Class C Investor Amount due to Class A and Class B Allocable Amounts	$—	257
258	Reallocated Principal Collections applied to Class A and Class B	$—	258

	Class D
259	Class D Investor Amount reduction	$—	259
260	Class D Investor Charge Off	$—	260
261	Reductions of the Class D Investor Amount due to Class A, Class B, or Class C Allocable Amounts	$—	261
262	Reallocated Principal Collections applied to Class A, Class B, and Class C	$—	262

	Servicing Fee
263	Series 2001-2 Servicing Fee	$750,000	263
264	Class A Servicing Fee	$555,000	264
265	Class B Servicing Fee	$60,000	265
266	Class C Servicing Fee	$108,750	266
267	Class D Servicing Fee	$26,250	267

	Spread Account
268	Beginning balance of Spread Account	$—	268
269	Required Spread Account Amount	0	269
270	Required Spread Account Percentage	0.00%	270
271	Deposits to the Spread Account pursuant to line 188	$—	271
272	Withdrawals from the Spread Account	$—	272
273	Ending balance of Spread Account	$—	273
274	Excess Spread Percentage (including Shared Excess Finance Charge Collections)	12.82%	274
275	Average Excess Spread Percentage	12.69%	275

	Reserve Account
276	Required Reserve Account Amount (if applicable)	$—	276
277	Reserve Account reinvestment rate (if applicable)	$—	277
278	Reserve Account reinvestment earnings	$—	278
279	Reserve Account balance	$—	279
280	Accumulation Period Length	12 months	280

	Excess Spread
281	Portfolio Yield for Monthly Period (excluding Shared Excess Finance Charge Collections from other Series)	16.60%	281
282	Base Rate for Monthly Period	3.78%	282
283	Portfolio Yield minus Base Rate for such Monthly Period (Portfolio Adjusted Yield)	12.82%	283
284	Three month average of Portfolio Yield minus Base Rate	12.69%	284

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November, 2002.

SAKS INCORPORATED, as Servicer

By:	/s/ SCOTT A. HONNOLD
Name: Scott A. Honnold Title: Vice President and Treasurer